UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

PRIVETERRA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 SE 2nd Street, Suite 600 Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (754) 220-9229

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	PMGMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	PMGM	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PMGMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 22, 2022, Priveterra Acquisition Corp. (the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on January 24, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (our “Charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from February 11, 2023 (the date which is 24 months from the closing date of the Company’s initial public offering of shares of Class A common stock (the “IPO”)) to August 11, 2023 (the date which is 30 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”). Every reference to September 11, 2023 in the Definitive Proxy Statement shall be August 11, 2023, the date that is 30 months from the closing of the IPO. The Extension Amendment Proposal is described in more detail in the Definitive Proxy Statement.

Additional Definitive Proxy Soliciting Materials

As previously disclosed, the Special Meeting originally scheduled for 12:00 p.m. Eastern Time on January 24, 2023 was postponed and rescheduled for 12:00 p.m. Eastern Time on February 6, 2023.

On February 6, 2023, the Company announced the further postponement of the Special Meeting from the previously scheduled date of Monday, February 6, 2023, at 12:00 p.m., Eastern Time, to Friday, February 10, 2023, at 12:00 p.m., Eastern Time, in order to allow additional time for the Company to engage with its stockholders, and the resulting extension of the deadline from January 20, 2023 (two business days before the Special Meeting, as originally scheduled) to February 8, 2023 (two business days before the postponed Special Meeting) for delivery of redemption requests from the Company’s stockholders in connection with the Extension Amendment Proposal (the “Redemption Deadline Extension”). Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the December 21, 2022 record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares by February 8, 2023.

If the Extension Amendment Proposal is approved at the Special Meeting, then on February 20, 2023, the sponsor of the Company, Priveterra Sponsor, LLC (the “Sponsor”), or its designees (the Sponsor or its designee making such Contribution, a “Contributor”), will deposit into the trust account as a loan, the lesser of (x) $240,000 or (y) $.12 per public share multiplied by the number of public shares outstanding and not redeemed in connection with the Special Meeting, on such date in respect of the period from February 11, 2023 until May 11, 2023 (the date which is 27 months from the closing date of the IPO). In addition, in the event the previously disclosed business combination with AEON Biopharma, Inc. (“AEON” and such business combination, the “AEON business combination”) has not been consummated prior to May 11, 2023, then for each month that is needed by the Company to complete the AEON business combination thereafter until August 11, 2023 (or such earlier date as determined by the Sponsor in its sole discretion), the Contributor may elect, on the first day of each one-month period thereafter, to deposit into the trust account as a loan the lesser of (x) $80,000 or (y) $.04 per public share multiplied by the number of public shares outstanding in respect of such month-long period. The foregoing contributions are each referred to as a “Contribution” and each date for such Contribution, a “Contribution Date”. In the event that the Sponsor determines not to make any Contribution on an applicable Contribution Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated as promptly as practicable and the Company shall take all actions necessary to liquidate the Company as promptly as practicable and redeem each of the shares of Class A common stock in accordance with our Charter, including, if necessary, seeking approval of the Company’s stockholders to liquidate the Company prior to the Extended Date.

The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Supplement to the Definitive Proxy Statement

The Company has determined to supplement the Definitive Proxy Statement as set forth below (the “Proxy Supplement”) to provide updated information about the Extension Amendment Proposal. There is no change to the location, the record date, or any of the other proposals to be acted upon at the Special Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

PRIVETERRA ACQUISITION CORP.

Dated February 6, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2022, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the extension (the “Extension” and such proposal, the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination from February 11, 2023 to August 11, 2023 (such date, the “Extended Date”). The purpose of the supplemental disclosures is to provide information about (i) the postponement of the Special Meeting related to the Definitive Proxy Statement, and (ii) the amendment to the Extension Amendment Proposal.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Special Meeting Date

On January 23, 2023, the Company announced that it had determined to postpone the date of the Special Meeting from January 23, 2023 to February 6, 2023. The Special Meeting has been further postponed (the “Postponement”) and will be held at 12:00 p.m. Eastern Time on February 10, 2023 virtually via live webcast. It can be accessed by visiting www.virtualshareholdermeeting.com/PMGM2023SM.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of January 20, 2023 (two business days before the Special Meeting) for delivery of redemption requests from the Company’s stockholders to the Company’s transfer agent has been extended to February 8, 2023 (two business days before the postponed Special Meeting).

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the December 21, 2022 record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares by February 8, 2023.

Extension Amendment Proposal and the Contribution

To allow for additional time to consummate the AEON business combination, the Board of Directors of the Company believes it is in the best interests of the Company’s stockholders to approve the Extension Amendment Proposal to extend the date by which the Company must consummate a business combination through the Extended Date.

The Definitive Proxy Statement is hereby amended in that for each instance of September 11, 2023 we amend to refer to August 11, 2023.

If the Extension Amendment Proposal is approved at the Special Meeting, then on February 20, 2023, the Sponsor, or its designees (the Sponsor or its designee making such Contribution, a “Contributor”), will deposit into the Trust Account as a loan, the lesser of (x) $240,000 or (y) $.12 per public share multiplied by the number of public shares outstanding and not redeemed in connection with the Special Meeting, on such date in respect of the period from February 11, 2023 until May 11, 2023 (the date which is 27 months from the closing date of the IPO). In addition, in the event the previously disclosed AEON business combination has not been consummated prior to May 11, 2023, then for each month that is needed by the Company to complete the AEON business combination thereafter until August 11, 2023 (or such earlier date as determined by the Sponsor in its sole discretion), the Contributor may elect, on the first day of each one-month period thereafter, to deposit into the Trust Account as a loan the lesser of (x) $80,000 or (y) $.04 per public share multiplied by the number of public shares outstanding in respect of such month-long period. The foregoing contributions are each referred to as a “Contribution” and each date for such Contribution, a “Contribution Date”. In the event that the Sponsor determines not to make any Contribution on an applicable Contribution Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated as promptly as practicable and the Company shall take all actions necessary to liquidate the Company as promptly as practicable and redeem each of the shares of Class A common stock in accordance with our Charter, including, if necessary, seeking approval of the Company’s stockholders to liquidate the Company prior to the Extended Date.

The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Inflation Reduction Act of 2022.

Reference is made to the Risk Factors section in the Proxy Statement that states, “A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.” Except for franchise and income taxes, the proceeds placed in the Trust Account in connection with the Company’s IPO and any extension payments, as well as any interest earned thereon, shall not be used to pay for potential excise taxes or any other fees or taxes that may be levied on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events involving, or future performance of, the Company or AEON. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and AEON and its management, as the case may be, are inherently uncertain. Certain risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus dated February 11, 2021, relating to its IPO and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to the Company’s stockholders and related S-4 Registration Statement, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by the Company.

Additional Information and Where to Find It

The Company has filed with the SEC a definitive proxy statement (the “Proxy Statement”) in connection with the Special Meeting and, beginning on December 23, 2022, mailed the Proxy Statement and other relevant documents to its stockholders as of the December 21, 2022 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2023	PRIVETERRA ACQUISITION CORP.

	By:	/s/ Robert J. Palmisano
	Name: Title:	Robert J. Palmisano Chairman and Chief Executive Officer